UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2013

One Horizon Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Weststrasse 1, Baar
Switzerland		CH6340
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011 41 41 760 5820

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2013, One Horizon Group, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the six months ended December 31, 2012. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

As provided in General Instruction B.2 to Form 8-K, the information contained in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated May 9, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: May 9, 2013	By:	/s/ Martin Ward
Martin Ward Chief Financial Officer

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